Execution Version 1003861797v5 Atkore International, Inc. 16100 S. Lathorp Ave. Harvey, Illinois 60426 January 24, 2018 DEUTSCHE BANK AG NEW YORK BRANCH DEUTSCHE BANK SECURITIES INC. 60 Wall Street New York, New York 10005 JPMORGAN CHASE BANK, N.A. 383 Madison Avenue New York, New York 10179 UBS SECURITIES LLC 1285 Avenue of the Americas New York, NY 10019 UBS AG, STAMFORD BRANCH 600 Washington Blvd Stamford, CT 06901 Re: Letter Agreement Pursuant to Commitment Letter Dated January 19, 2018 and Fee Letter Dated January 19, 2018 Ladies and Gentlemen: Reference is hereby made to the following agreements: (a) the Commitment Letter, dated as of January 19, 2018 (the “Commitment Letter”), by and among Deutsche Bank AG New York Branch (“DBNY”), Deutsche Bank Securities Inc. (“DBSI” and, together with DBNY, the “Original Committed Lenders”) and Atkore International, Inc. (the “Company”); and (b) the Fee Letter, dated as of January 19, 2018 (the “Fee Letter”), by and among the Original Committed Lenders and the Company. Capitalized terms used herein but not otherwise defined shall have the meanings ascribed to such terms in the Commitment Letter or the Fee Letter, as applicable. 1. Additional Committing Lenders. As contemplated by the fifth paragraph of the Commitment Letter, the parties hereto agree (a) to allocate 20.0% of the commitments with respect to the Incremental Facility (including, without limitation, any Flex Increase) to JPMorgan Chase Bank, N.A. (“JPM”), the Company and the other Lead Arrangers agree that JPM may

1003861797v5 perform its responsibilities through its affiliate, J.P. Morgan Securities LLC, (b) to allocate 20.0 % of the commitments with respect to the Incremental Facility (including, without limitation, any Flex Increase) to UBS Securities LLC (“UBS”), (c) that the commitment with respect to the Incremental Facility of DBNY is hereby reduced as set forth on Annex A to this letter agreement and (d) to appoint each of JPM and UBS as an Additional Committing Lender (“Additional Committing Lender”). Each of the Additional Committing Lenders acknowledges that it has, independently and without any reliance upon any of the Original Committing Lenders or any of their respective affiliates, or any of their respective officers, directors, employees, agents, advisors or representatives, and based on the financial statements of the Company and its affiliates and such other documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this letter agreement and the transactions contemplated hereby. 2. Agreement of Additional Committing Lenders to Be Bound; Titles; Etc. By execution hereof, the parties hereto agree that, subject to the terms and conditions set forth in the Commitment Letter, (a) each Additional Committing Lender hereby commits to provide, on a several, but not joint, basis, 20.0% of the Incremental Facility (including, without limitation, any Flex Increase), and (b) each Additional Committing Lender agrees to be and shall be bound by the terms and conditions, subject to all commitments and obligations and entitled to all of the benefits (including ratable economics) of a “Committed Lender” and “Lender” under the Commitment Letter and the Fee Letter as if the Additional Committing Lenders were originally a party thereto. Each Additional Committing Lender (or an affiliate of such Additional Committing Lender) shall act as a joint lead arranger and joint bookrunner for the Incremental Facility, and all references in the Commitment Letter and Fee Letter to “we”, “us”, “our”, “Lead Arranger”, and “Lead Arrangers” shall be deemed to include JPM and UBS Securities LLC acting in such capacities. By execution hereof the parties hereto agree that, in the first paragraph under the heading “General” in the Fee Letter, which deals with any Alternate Transaction and payment of an Alternative Transaction Fee, each reference to “the date hereof” (other than the first such reference in such paragraph) means the date of this letter agreement after giving effect to the terms hereof, including the reduction and adjustment of the commitments and commitment percentages with respect to the Incremental Facility of the Original Committing Lenders in accordance with Section 1 above. 3. Effect; Amendments; Governing Law; Etc. Except as specifically amended by this letter agreement, the Commitment Letter, and the Fee Letter shall remain in full force and effect. This letter agreement shall be construed in connection with and form part of the Commitment Letter and the Fee Letter, as applicable, and any reference to any of the Commitment Letter or the Fee Letter shall be deemed to be a reference to the Commitment Letter and the Fee Letter, each as amended by this letter agreement. This letter agreement may not be amended or modified, or any provision hereof waived, except by an instrument in writing signed by the parties hereto. This letter agreement, the Commitment Letter and the Fee Letter set forth the entire agreement between the parties hereto and supersede all prior understandings, whether written or oral, between the parties hereto with respect to the matters herein and therein. The Company agrees that this letter agreement and its contents are subject to the confidentiality provisions of the Commitment Letter applicable to the Company. This letter agreement shall be binding upon and shall inure to the benefit of the parties hereto and their successors and permitted assigns. This letter agreement and the rights and duties of the parties hereunder shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York without giving effect to its principles or rules of conflict of laws, to the extent such principles or rules are not mandatorily applicable by statute and would require or permit the

1003861797v5 application of the laws of another jurisdiction. EACH OF THE PARTIES HERETO IRREVOCABLY WAIVES THE RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING, CLAIM OR COUNTERCLAIM BROUGHT BY OR ON BEHALF OF ANY PARTY RELATED TO OR ARISING OUT OF THE COMMITMENT LETTER OR THE PERFORMANCE OF SERVICES THEREUNDER. [Remainder of this page intentionally left blank]

[Signature Page to Joinder] This letter agreement may be executed in any number of counterparts, each of which shall be an original and all of which, when taken together, shall constitute one agreement. Delivery of an executed counterpart of a signature page of this letter agreement by facsimile transmission or other electronic transmission (e.g., a “pdf” or “tiff”) shall be effective as delivery of a manually executed counterpart hereof. Very truly yours, ATKORE INTERNATIONAL, INC. By: /s/ James A. Mallak Name: James A. Mallak Title: Vice President and Chief Financial Officer

[Signature Page to Joinder] ACKNOWLEDGED AND AGREED as of the date first written above: DEUTSCHE BANK AG NEW YORK BRANCH By: /s/ John Huntington Name: John Huntington Title: Director By: /s/ Alvin Varughese Name: Alvin Varughese Title: Director DEUTSCHE BANK SECURITIES INC. By: /s/ John Huntington Name: John Huntington Title: Director By: /s/ Alvin Varughese Name: Alvin Varughese Title: Director

[Signature Page to Joinder] JPMORGAN CHASE BANK, N.A. By: /s/ Nathan L. Bloch Name: Nathan L. Bloch Title: Managing Director

[Signature Page to Joinder] UBS SECURITIES LLC By: /s/ Luke Bartolone Name: Luke Bartolone Title: Executive Director By: /s/ James Boland Name: James Boland Title: Managing Director UBS AG, STAMFORD BRANCH By: /s/ Luke Bartolone Name: Luke Bartolone Title: Executive Director By: /s/ James Boland Name: James Boland Title: Managing Director

Annex A Committing Lender Current Committed Percentage Revised Committed Percentage DBNY 100.0% of the Incremental Facility 60.0% of the Incremental Facility JPM 0.0% of the Incremental Facility 20.0% of the Incremental Facility UBS 0.0% of the Incremental Facility 20.0% of the Incremental Facility